PATENT LICENSE AND SETTLEMENT AGREEMENT

This Patent License and Settlement Agreement ("AGREEMENT") is made as of March 4, 2004 ("EFFECTIVE DATE") by and between the following: (a) Lumenis Inc., a Massachusetts corporation with its principal place of business in Santa Clara, California, and Lumenis Ltd., an Israeli corporation with its principal place of business in Yokneam, Israel (together with their parents, subsidiaries, Affiliates, predecessors, permitted successors and assigns, collectively "LICENSOR"); and (b) Syneron, Inc., a Delaware corporation with its principal place of business in Toronto, Canada, and Syneron Medical Ltd., an Israeli corporation with its principal place of business in Yokneam, Illit., Israel (together with their parents, subsidiaries, Affiliates, predecessors, and permitted successors and assigns, collectively "LICENSEE"). Licensor and Licensee are each referred to herein as a "PARTY" and collectively as the "PARTIES."

                                    RECITALS

WHEREAS, the Parties have been involved in litigation concerning, among other things, the alleged infringement by Licensee of certain patents owned by Licensor and various claims and cross-claims for unfair competition, trade disparagement and misappropriation of trade secrets, including in LUMENIS LTD.
V. SYNERON MEDICAL LTD., Case No. 02-8269 ABC (PLAx), pending as of the Effective Date in the United States District Court for the Central District of California (the "LOS ANGELES ACTION"); LUMENIS INC. V. SYNERON INC., Case No. CV 811282, pending as of the Effective Date in the Superior Court of the State of California for the County of Santa Clara (the "SANTA CLARA ACTION"), and LUMENIS LTD. V. ECKHOUSE, Case No. 2133/02, pending as of the Effective Date in district court in Tel Aviv, Israel (the "ISRAEL ACTION") (collectively, the "PENDING LITIGATION"); and

WHEREAS, Licensee and Licensor wishing to avoid the expense of further litigation, have agreed to settle such Pending Litigation pursuant to the terms set forth below without any Party making any admission of any liability, and as part of the settlement, Licensor has agreed, among other things, to grant to Licensee certain licenses, releases, and immunities from suit with respect to certain patents, and Licensee has agreed to grant Licensor certain releases and immunities from suit with respect to the Pending Litigation.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and other terms and conditions contained herein, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

                                    AGREEMENT

1.     DEFINITIONS

In addition to other terms defined elsewhere herein, the following terms, as used in this Agreement, shall have the meanings indicated:

       1.1 "AFFILIATE" shall mean, as to any person, any corporation, firm, partnership, entity or other person that, directly or indirectly, controls, is controlled by, or is under common control with such person, where "control" of a person means the capacity to designate, appoint or otherwise determine the board of directors or other governing authority of such person, whether by law or in fact, and whether by (i) ownership of more than fifty percent (50%) of the equity or rights or shares in profits and losses (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of such person, (ii) voting rights or management contract or agreement, (iii) any other contract or agreement that grants to any other person effective control over the affairs and activities of such person, or (iv) some combination of the foregoing.

       1.2    "LUMENIS COMPETITORS" shall mean those persons listed on EXHIBIT F
and  their  respective   Affiliates,   successors,   assigns,   and  controlling
shareholders.

       1.3 "NET SALES" shall mean the gross revenues actually received for the benefit of Licensee from the Sale of any products (including, without limitation, systems, components, software, upgrades and accessories) to a third party, less (a) normal and customary cash rebates; (b) sales, use and/or other excise taxes or duties; (c) insurance costs and outbound transportation charges (which include packaging and packing costs); (d) import and/or export duties; and (e) amounts allowed in cash or credited in cash due to returns (not to exceed the original billing or

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invoice amount). Licensee shall be deemed to have received as gross revenues the average selling price for a product in the territory in which it is Sold in connection with any Sale of products that does not consist solely of monetary consideration, provided, however, that transfers of product at cost or less than cost for bona fide research, experimental, demonstration, or trial use, including, without limitation, for use in connection with clinical trials or research or to obtain regulatory approvals, shall not be considered Sales of product.

       1.4    "PATENT RIGHTS" shall mean:

              (a)    the  patents  asserted  in the Los  Angeles  Action,  their continuations, continuations in part, divisionals, revisions, extensions, reissued and reexamined patents and patent applications, whether previously filed or filed in the future, all patents and patent applications from which the patents asserted in the Los Angeles Action claim priority, in whole or in part, directly or indirectly, and all foreign counterpart patents and patent applications of the patents and applications described herein, whether previously filed or filed in the future, together with all patents or patent applications anywhere in the world, whether previously filed or filed in the future, which claim priority, in whole or in part directly or indirectly, from any of the foregoing patents or patent applications; and

              (b) all patents and patent applications anywhere in the world that are owned by or assigned to Lumenis, or that Lumenis has the right to license to others, involving or relating to incoherent light or gel for therapeutic, medical, dermatological or aesthetic applications, that were filed on or before the Effective Date, and their continuations, continuations-in-part, divisionals, reissues, revisions, extensions and reexamination patents and patent applications, whether previously filed or filed in the future, and all foreign counterpart patents and patent applications of the patents and applications described herein, whether previously filed or filed in the future, together with all patents and patent applications anywhere in the world, whether previously filed or filed in the future, that are owned by or assigned to Lumenis, or that Lumenis has the right to license to others, which claim priority, in whole or in part, directly or indirectly, from any of the foregoing patents or patent applications;

including, without limitation, the patents and patent applications set forth in EXHIBIT A ("SCHEDULED PATENTS") and, to the extent Licensor has any rights therein, their continuations, continuations in part, divisionals, revisions, extensions, reissued and reexamined patents and patent applications, whether previously filed or filed in the future, all patents and patent applications from which any of the Scheduled Patents claim priority, in whole or in part, directly or indirectly, and all foreign counterpart patents and patent applications of any of the foregoing, whether previously filed or filed in the future, together with all patents or patent applications anywhere in the world, whether previously filed or filed in the future, which claim priority, in whole or in part directly or indirectly, from any of the foregoing patents or patent applications.

       1.5 "SALE" or "SELL" or "SOLD" shall mean the transfer or disposition of a product for value by Licensee to a person other than Licensee.

       1.6 "SPECIALLY COVERED PRODUCT" shall mean any product, as of the Assignment Date (as defined in Section 9.5): (i) that Licensee had offered for sale, is offering for sale, or (ii) in respect of which Licensee has filed with the Food and Drug Administration a Section 510(k) Premarket Notification or a
Section 515 Premarket Approval; and any successors or follow-ons to such products that do not in any manner incorporate technology or processes developed by Assignee (as defined in Section 9.5) or of which Assignee is the source; and any apparatus used to manufacture (including develop, assemble, test, repair or maintain) any such product.

2.     RELEASES AND SETTLEMENT

       2.1 MUTUAL RELEASE. Each Party, on behalf of itself and its parents, subsidiaries, Affiliates, agents, representatives, officers, directors, shareholders, employees, attorneys, advisors, insurers, licensees, sublicensees, successors, assigns, and heirs ("ASSOCIATED PARTIES"), hereby irrevocably releases and forever discharges each other Party and its parents, subsidiaries, Affiliates, agents, representatives, officers, directors, shareholders, employees, attorneys, advisors, insurers, direct and indirect third-party manufacturers, suppliers, distributors, resellers, sales agents, customers, users, and licensees (such directly and indirectly related persons, the "COMMERCIAL PARTNERS"), successors, assigns, and heirs (including, without limitation, all persons named as defendants in the Pending Litigation) of and from any and all claims, counterclaims, demands, actions, causes of action, damages, liabilities, losses, payments, obligations, costs and expenses (including, without limitation, attorneys' fees and costs) of any

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kind or  nature,  past,  present  or  future,  fixed or  contingent,  direct  or indirect, in law or equity, several or otherwise, known or unknown, suspected or unsuspected, that arise from or relate in any way to any act or omission prior to the Effective Date with respect to the Patent Rights or the subject matter of the Pending Litigation, or that were or could have been brought in the Pending Litigation ("RELEASED CLAIMS"). The foregoing release is expressly intended to cover and include, without limitation, all claims, past, present or future, known or unknown, suspected or unsuspected, which can or may ever be asserted by successors, assigns, heirs, or otherwise, as the result of the matters herein released, or the effects or consequences thereof. With respect to Licensee's Commercial Partners, the foregoing release by Licensor and its Associated Parties shall apply only to Released Claims arising from or relating in any way to products or services provided by, for, or to Licensee. With respect to Licensor's Commercial Partners, the foregoing release by Licensee and its Associated Parties shall apply only to Released Claims arising from or relating in any way to products or services provided by, for, or to Licensor. The foregoing release shall not apply to each Party's obligations required to be performed under this Agreement.

       2.2 WAIVER. Each Party, on behalf of itself and its parents, subsidiaries, Affiliates, agents, representatives, officers, directors, shareholders, employees, attorneys, advisors, insurers, licensees, sublicensees, successors, assigns, and heirs, hereby irrevocably and forever waives all rights it may have arising under California Civil Code Section 1542 (or any analogous requirement of law) with respect to the foregoing release. Each Party understands that Section 1542 provides that:

       A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Each Party acknowledges that it has been fully informed by its counsel concerning the effect and import of this Agreement under California Civil Code
Section 1542 and other requirements of law.

       2.3 DISMISSAL OF PENDING LITIGATION. Within ten (10) days after the Effective Date, the parties shall cause to be completed, executed and filed with the applicable courts stipulated dismissals with prejudice of the Pending Litigation consistent with this Agreement and in the forms attached hereto as EXHIBIT B (for the Los Angeles Action), EXHIBIT C (for the Santa Clara Action), and EXHIBIT D (for the Israel Action) (the "DISMISSALS").

       2.4 NO DISPARAGEMENT. Neither Licensee nor Licensor, nor their respective agents, representatives, officers, directors, employees, attorneys, advisors, licensees, sublicensees, successors, assigns, and heirs, shall make or publish any statements in any form or through any medium, to actual or potential customers, members of the medical community, or the public at large that unlawfully disparages the other's products, services, business or marketing practices, financial condition or commercial prospects. By way of example only, neither Licensor nor Licensee shall make or publish any unlawful statement that represents or suggests that the other's products are unsafe or will cause significant bodily harm to either the persons who utilize the product or the persons who receive treatment from use of the products. Nothing contained herein shall prohibit open and fair competition between the parties.

       2.5 NO ADMISSION. This Agreement is entered into in order to compromise and settle disputed claims, without any concession or admission of validity or invalidity or enforceability or nonenforceability of the Patent Rights by any Party, and without any acquiescence on the part of any Party as to the merit of any claim, defense, affirmative defense, counterclaim, liabilities or damages related to the Patent Rights and/or the Pending Litigation. Neither this Agreement nor any part thereof shall be, or be used as, an admission of infringement or liability by anyone, at any time for any purpose.

       2.6 ATTORNEYS' FEES AND COSTS. Each Party shall be responsible for its own attorneys' fees and costs in connection with this Agreement and the Pending Litigation.

       2.7 CONSENTS. Concurrent with the execution of this Agreement, Licensor shall execute and Licensee shall cause each of Brian D. Lodwig and Mark Lazinski to execute a consent and acknowledgement of the form set forth in EXHIBIT E.

3.     LICENSE GRANT

       3.1 LICENSE GRANT. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a royalty-bearing (pursuant to the terms of Section 4), worldwide, non-exclusive right and license under the Patent Rights to make and have made, use, import, offer to sell, sell, or otherwise exploit or dispose of any article of

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manufacture,  product,  service,  component or matter,  and to practice and have practiced any method, process or procedure within the Patent Rights, PROVIDED that Licensee may not exercise its "have made" and "have practiced" rights with any Lumenis Competitors. The right and license granted in this Section 3.1 shall be irrevocable except that such right and license shall be revoked automatically and without further notice or action by Licensor in the event that this Agreement is terminated pursuant to Section 5.2. Without limiting the effect of
Section 3.2, and except as expressly provided in this Section 3.1, Licensee shall have no right of sublicense in respect of the Patent Rights.

       3.2    IMMUNITY.  The rights and license granted to Licensee  pursuant to
Section 3.1 shall inure to the benefit of, and includes an immunity from suit for infringement of the Licensed Patents by Licensor or licensors of Patent Rights to Licensor, for any direct or indirect distributor, reseller, customer or other user of products or services made, sold, or otherwise disposed of by or for Licensee, insofar as the inventions, discoveries and information covered by the Patent Rights may be practiced in connection with application or use of any such product or service, whether alone or in combination with any other product, component or service, PROVIDED, that the foregoing immunity shall not extend to any claims by any person, including Licensor, for infringement of any patent claim to the extent (and only to the extent) that each limitation of such patent claim is met by such other product, component or service alone, and PROVIDED, FURTHER, Licensee shall provide reasonably prompt notice to Licensor of any such suit or threatened suit by licensors of Patent Rights to Licensor. Failure to provide such notice shall relieve the indemnifying Party of its indemnity obligations hereunder to the extent (and only to the extent) it suffered prejudice from such failure.

4.     PAYMENTS AND ROYALTIES

       4.1 INITIAL LICENSE FEE. In consideration of the rights and license granted by Licensor to Licensee under this Agreement, Licensee agrees to pay Licensor within ten (10) days after the Effective Date an initial license fee equal to 1.5 million United States Dollars ($1,500,000), which fee shall be considered an advance and shall be credited against the total maximum royalties due hereunder pursuant to Section 4.2.

       4.2 RUNNING ROYALTIES. In further consideration of the rights and license granted by Licensor to Licensee under this Agreement, except as otherwise provided in Section 4.3, Licensee agrees to pay to Licensor a running royalty equal to three percent (3%) of Net Sales, up to a total maximum (including the $1,500,000 initial license fee payable pursuant to Section 4.1) of 4.2 million United States Dollars ($4,200,000). Under no circumstances shall the total royalties paid by Licensee to Licensor under this Agreement exceed $4,200,000. The running royalties under this Section 4.2 for Sales of products shall be payable only for Sales beginning on the date of the first Sale after the Effective Date. The running royalties set forth in this Section 4.2 shall be calculated and paid on a quarterly basis within thirty (30) days after the end of each fiscal quarter during the term of this Agreement, with the first such calculation and payment in respect of Net Sales for the first and second fiscal quarters of 2004 to be performed and made no later than July 30, 2004.

       4.3 LIMITATIONS ON RUNNING ROYALTIES. The running royalties in respect of each unit of product under Section 4.2 shall be payable only with respect to the first Sale thereof. In the event that more than one patent within the Patent Rights is applicable to any product subject to royalties under this Section 4, then only one royalty shall be paid to Licensor in respect of such quantity of products and in any event duplication of the running royalty shall be avoided. No royalty shall be payable under Section 4.2 with respect to the transfer of products between or among Syneron, Inc., Syneron Medical Ltd., or their parents, subsidiaries, Affiliates, predecessors, successors and assigns; nor shall a royalty be payable under Section 4.2 with respect to Sales of products for use in clinical trials or as samples.

       4.4 PAYMENTS. All amounts payable hereunder by Licensee shall be payable in United States Dollars. If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made using the exchange rates customarily used by Licensee in the preparation of its own financial statements. Any deduction, withholding or taxes that Licensee is required to withhold by statute or applicable law, with respect to the amounts payable under this Agreement, shall be deducted from such amounts, and Licensee shall furnish Licensor, at Licensor's request, with a copy of the certificate or other documentation evidencing the payment to applicable tax authorities of the deducted, withheld or taxed amount. Payment shall be made by wire transfer to an account designated in writing by Licensor, without any deduction for wire transfer or conversion fees or charges.

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       4.5    PAYMENT REPORTS; RIGHT OF INSPECTION; DISPUTES.

              (a) Licensee shall, concurrently with the royalty payments provided in Section 4.2, deliver to Licensor a report setting forth: (i) the Net Sales for that quarter, and (ii) the calculation of royalties thereon; which report shall be certified or otherwise confirmed in writing by Syneron's chief financial officer. A report shall be deemed accepted by Licensor, and shall be binding on the Parties, in the event Licensor does not, within one hundred twenty (120) days of receipt of such report, provide notice to Licensee in writing or by email to Licensee's chief financial officer that Licensor intends to challenge all or any part of such report, and setting forth in general terms the nature of such challenge. Licensor shall have the right, no more than twice each calendar year, to have a reputable audit firm in the United States or Israel with no current or prior relationship with either Licensee or Licensor (the "Auditor") inspect Licensee's books and records, upon reasonable notice, at Licensee's premises, and during normal business hours, solely for the purpose of verifying Licensee's compliance with its payment obligations to Licensor hereunder. Any such Auditor shall be subject to Licensee's approval, such approval not to be unreasonably withheld, provided, however, that Licensee consents in advance to the use of PricewaterhouseCoopers as the Auditor provided that PricewaterhouseCoopers has not been engaged by Licensor in any other capacity between the Effective Date and the date of any such audit. Any such Auditor shall, prior to obtaining access to Licensee's books and records, enter into a confidentiality agreement with Licensee acceptable in form to Licensor, such acceptance not to be unreasonably withheld, providing, among other things, that only the Determined Amount, as defined below, may be disclosed to Licensor. Any such audit shall be conducted in a manner so as to minimize the impact on Licensee's ordinary operations. Licensor shall maintain and preserve its books, records, and documents necessary to the calculation of royalties hereunder for at least two (2) years from the date of such report, after which time, it shall have no further obligation to maintain such books, records, and documents (notwithstanding the provisions of subsection (b) below). Subject only to subsection (b) below, the Auditor's determination, based on an audit as described above, of the actual amount payable or owed (the "Determined Amount") shall be final and binding. The Auditor shall provide Licensee and Licensor with written notice of the Determined Amount. In the event that such inspection reveals an underpayment by Licensee of the actual royalties owed, Licensee shall pay to Licensor such difference, plus interest thereon at the rate of twelve percent (12%) per annum, from the date such payment was due until the date of actual payment to Licensor. In the event that such inspection reveals an overpayment by Licensee, Licensor shall pay to Licensee such difference. Any such payments shall be made within thirty (30) days of such written notice from the Auditor to the Party responsible for such payment. The costs for such Auditor shall be borne equally by the Parties, PROVIDED that in the event the Determined Amount is less than eighty percent (80%) of the actual amount paid by Licensee, then Licensor shall pay all such costs, and PROVIDED further, that if the Determined Amount is more than one hundred twenty percent (120%) of the actual amount paid by Licensee, then Licensee shall pay all such costs.

              (b) In the event Licensor believes, in good faith, that the Auditor is likely to have committed a bona fide error, or engaged in fraud or misconduct, in determining the Determined Amount to the material prejudice of Licensor, Licensor may, at its own expense, appoint its own independent, unaffiliated auditor (which may be its regular outside auditor) to review an Auditor's report. In such case, Licensor shall deliver written notice thereof to the Auditor and to Licensee, setting forth the specific grounds for such review, and Licensee agrees that in such case the Auditor shall disclose to Licensor's auditor all information in its possession used in preparation of such report, PROVIDED that Licensor's auditor shall have first entered into a confidentiality agreement with the Auditor and Licensee acceptable in form to Licensee, such acceptance not to be unreasonably withheld, providing, among other things, that no information may be disclosed to Licensor, other than the conclusions of Licensor's auditors with respect to the accuracy of the Determined Amount and the reasons for any inaccuracy ("INACCURACY"). Any remaining dispute shall be addressed as provided in Section 9.3.

5.     TERM AND TERMINATION

       5.1 TERM. Unless terminated earlier pursuant to this Section 5, the term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until the later of (a) expiration, revocation or invalidation of the last patent within the Patent Rights and (b) abandonment of the last patent application within the Patent Rights.

       5.2    TERMINATION.  Licensor may terminate  this  Agreement  upon thirty
(30) days written notice of and describing with particularity a Breach of this Agreement by Licensee, if such Breach is not cured within such thirty (30) day period. The following and only the following events shall be deemed "Breaches":
(a) Licensee's failure to

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deliver,  when due,  any report  required  under the first  sentence  of Section
4.5(a); (b) Licensee's failure to pay, when due, any royalties admitted by Licensee to be due hereunder in any such report that remains uncorrected; and
(c) Licensee's failure to pay, when due, any Determined Amount.

       5.3 EFFECT OF TERMINATION. Termination of this Agreement by Licensor shall not act as a waiver of any breach of this Agreement and shall not act as a release of any Party from any liability for breach of such Party's obligations under this Agreement. Licensor shall not be liable to Licensee for damages of any kind solely as a result of terminating this Agreement in accordance with its terms, and termination of this Agreement by Licensor shall be without prejudice to any other right or remedy of Licensor under this Agreement or applicable law.

       5.4 SURVIVAL. Sections 1, 2, 3.2, 5.3, 6, 7, 8 (to the extent set forth therein), and 9 shall survive the expiration and any termination of this Agreement. Except as otherwise provided in this Section 5, all rights and obligations of the parties under this Agreement shall terminate upon the expiration or termination of this Agreement; PROVIDED that, upon termination of this Agreement, nothing herein shall be construed to release any Party of any obligation hereunder that matured or accrued prior to the effective date of such termination.

6.     REPRESENTATIONS, WARRANTIES AND COVENANTS

       6.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. Licensor represents, warrants and covenants that (a) Licensor has the full power to enter into this Agreement and to perform its obligations hereunder; (b) Licensor is the owner of the entire right, title and interest in and to the Scheduled Patents; (c) Licensor has the sole right and authority to enter into this Agreement and grant the rights, licenses, releases and immunities granted hereunder, without the need for any licenses, releases, consents, approvals or immunities not yet granted or obtained; (d) Licensor has not previously granted and shall not grant any rights in the Patent Rights that are inconsistent with the rights and licenses granted to Licensee herein; (e) Licensor shall either maintain the Patent Rights during the term of this Agreement, or, if Licensor elects not to maintain any patent forming part of the Patent Rights, Licensor shall provide reasonable prior notice to Licensee, and shall offer Licensee reasonable terms for the purchase of such patent (which terms shall also include a royalty-free license of such patent back to Licensor), and (f) Licensor has provided to Licensee or its counsel full access, on a strictly confidential basis, to all patents and patent applications owned by or assigned to Licensor, or to which Licensor has any right of license or sublicense on and as of the Effective Date. The sole remedy for breach of the representation and warranty set forth in
Section 6.1(f) shall be that any patent, patent application, or patent license not disclosed to Licensee in breach of such representation and warranty shall automatically be included within the Patent Rights, and Licensee shall have a license thereto pursuant to Section 3 of this Agreement.

Licensee represents, warrants and covenants that it has the full power to enter into this Agreement and to perform its obligations hereunder.

       6.2 DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN SECTION 6.1 OF THIS AGREEMENT, NO PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED.

7.     INDEMNIFICATION

(a) Licensor shall hold harmless and indemnify Licensee and its parents, subsidiaries, Affiliates, agents, representatives, officers, directors, shareholders, employees, attorneys, advisors, insurers, direct and indirect distributors, resellers, customers, users, and licensees, successors, assigns, and heirs, from and against amounts paid to third parties as a result of any and all claims, demands, causes of action, suits or proceedings whatsoever ("CLAIM(S)"), and any and all damages, liabilities, losses, settlements, costs (including, without limitation, reasonable attorneys' fees and costs), arising out of or relating to any such Claim, in all cases to the extent (and only to the extent) based on any breach of (or any claim that, if true, would be a breach of or would be inconsistent with) Licensor's representations, warranties and covenants set forth in Section 6.1.

(b) Licensee shall hold harmless and indemnify Licensor and its parents, subsidiaries, Affiliates, agents, representatives, officers, directors, shareholders, employees, attorneys, advisors, insurers, direct and indirect distributors, resellers, customers, users, and licensees, successors, assigns, and heirs, from and against amounts paid to third parties as a result of any and all claims, demands, causes of action, suits or proceedings whatsoever ("CLAIM(S)"), and any and all damages, liabilities, losses, settlements, costs (including, without limitation, reasonable

                                       6
CONFIDENTIAL
attorneys' fees and costs), arising out of or relating to any such Claim, in all cases to the extent (and only to the extent) based on Licensee's breach of (or any claim that, if true, would be a breach of or would be inconsistent with) its representations, warranties and covenants set forth in Section 6.1 or based on any defect in the manufacturing, design or operation of any devices manufactured, modified, altered or sold by Licensee, presently, in the past or hereafter.

(c) The non-indemnifying Party shall provide reasonably prompt notice to the indemnifying Party of any Claim. Failure to provide such notice shall relieve the indemnifying Party of its indemnity obligations hereunder, to the extent (and only to the extent) it suffered prejudice from such failure.

8.     CONFIDENTIAL INFORMATION

Each Party shall keep the material terms of this Agreement confidential, provided, however, the parties may file and otherwise disclose the Dismissals and the information contained in the mutually agreed-upon, joint press release concerning the settlement of the Pending Litigation that was released on January 20, 2004 (the "JOINT PRESS RELEASE"). No Party may issue any other press release or otherwise disclose any of the material terms of this Agreement to any third party without the express written consent of the other Party. Notwithstanding the foregoing, a Party may disclose such information (a) to the extent it is legally compelled to do so (including as required by securities laws to the extent such laws are or become applicable to either Party), provided that prior to any such compelled disclosure, the Party so compelled ("DISCLOSING PARTY") shall give the other Party ("PROTECTED PARTY") reasonable advance notice of any such disclosure; (b) in confidence, to legal counsel; (c) in confidence, to accountants, banks, and financing sources and their advisors; and (d) in connection with the enforcement of this Agreement or any rights hereunder. The confidentiality obligations of the parties pursuant to this Section shall continue in full force and effect for a period of five (5) years after the Effective Date.

9.     GENERAL

       9.1 NOTICES. Any notice, request, demand or other communication required or permitted hereunder shall be in writing, shall reference this Agreement and shall be deemed to be properly given: (a) when delivered personally; (b) when sent by facsimile, with written confirmation of receipt;
(c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) two (2) business days after deposit with a private industry express courier, with written confirmation of receipt. All notices shall be sent to the address set forth below (or to such other address or person as may be designated by a Party by giving written notice to the other Party pursuant to this Section).

To Licensor:                           To Licensee:
Lumenis Ltd.                           Syneron Medical Ltd.
Yokneam Industrial Park                Industrial Zone
POB # 240                              Yokneam Illit, 20601
Yokneam 20692                          P.O. Box 550
Israel                                 Israel

Attn: Chief Executive Officer          Attn: Chief Executive Officer

       9.2 GOVERNING LAW. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of California (without giving effect to the laws, rules or principles thereof regarding conflict of laws); provided, however, that all questions with respect to validity of any patents or patent applications within the Patent Rights shall be determined in accordance with the laws of the respective country in the territory in which such patents or patent applications shall have been granted or filed, as applicable.

       9.3 DISPUTE RESOLUTION; JURISDICTION; SERVICE; ENFORCEMENT. Any dispute related to calculation or payment of royalties shall initially be addressed as provided in Section 4.5. Any dispute arising out of the finding of an Inaccuracy by Licensor's auditor pursuant to Section 4.5(b) or other dispute in respect of this Agreement not related to the calculation of royalties shall be addressed diligently and in good faith by the Parties. In the event such dispute cannot be resolved within forty-five (45) days, the Parties shall agree to a prompt meeting in person or by telephone between the parties' respective chief financial officers, who shall thereafter consult with their respective

                                       7
CONFIDENTIAL
chief executive officers. If the Parties are then unable to resolve such dispute, the matter shall be submitted to non-binding mediation in a location agreed by the Parties, or failing such agreement, in Tel Aviv, Israel. The Parties agree that no Party may bring an action under this Agreement unless the Parties have attended mediation in good faith, and such mediation is unsuccessful. Each Party (a) hereby irrevocably submits itself to and consents to the exclusive jurisdiction of the United States District Court for the Central District of California (or if such court lacks jurisdiction, the courts of the State of California, County of Los Angeles) for the purposes of any action, claim, suit or proceeding in connection with any controversy, claim or dispute arising out of or relating to this Agreement or any of Licensee's products, and (b) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, claim, suit or proceeding, any claim that it is not personally subject to the jurisdiction of such court(s), that the action, claim, suit or proceeding is brought in an inconvenient forum, or that the venue of the action, claim, suit or proceeding is improper.

       9.4 RELATIONSHIP OF PARTIES. Nothing contained in this Agreement shall be deemed or construed as creating a joint venture, partnership, agency, employment or fiduciary relationship between the parties. Neither Licensee nor Licensor, or any of their agents, have any authority of any kind to bind the other in any respect whatsoever, and the relationship of the parties is, and at all times shall continue to be, that of independent contractors.

       9.5 ASSIGNMENT. This Agreement may not be assigned by Licensee without the prior written consent of Licensor. Notwithstanding the foregoing, Licensor's consent shall not be required for any assignment to a party that succeeds to all or substantially all of Licensee's business or assets relating to this Agreement, whether by sale, merger, operation of law or otherwise, provided that such assignee or transferee ("Assignee") promptly agrees in writing to be bound by the terms and conditions of this Agreement and provided that, if such Assignee is a Lumenis Competitor, the references to "articles of manufacture" and "products" in the license set forth in Section 3.1 shall automatically be amended as of the date of such assignment ("ASSIGNMENT DATE") to be references to "Specially Covered Products." This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective permitted successors and assigns.

       9.6 FURTHER ASSURANCES. Each Party agrees to take or cause to be taken such further actions, and to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be reasonably required or requested in order to effectuate fully the purposes, terms and conditions of this Agreement.

       9.7 WAIVER. A waiver, express or implied, by either Licensor or Licensee of any right under this Agreement or of any failure to perform or breach hereof by the other Party hereto shall not constitute or be deemed to be a waiver of any other right hereunder or of any other failure to perform or breach hereof by such other Party, whether of a similar or dissimilar nature thereto.

       9.8 SEVERABILITY. If any provision of this Agreement is unenforceable or invalid under any applicable law or is so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of the parties within the limits of applicable law or applicable court decision.

       9.9 FORCE MAJEURE. In the event any Party hereto is prevented from or delayed in the performance of any of its obligations hereunder by reason of acts of God, war, strikes, riots, storms, fires or any other cause whatsoever beyond the reasonable control of the Party, the Party so prevented or delayed shall be excused from the performance of any such obligation to the extent and during the period of such prevention or delay.

       9.10 BANKRUPTCY. All licenses, immunities, releases, and similar rights granted under or pursuant to this Agreement by Licensor to Licensee are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights of "intellectual property" as defined under
Section 101 of the Bankruptcy Code. The Parties agree that Licensee, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code in the event of any bankruptcy or insolvency proceeding of any kind or nature.

       9.11 CUMULATIVE REMEDIES. The rights and remedies of the parties as set forth in this Agreement are not exclusive and are in addition to any other rights and remedies now or hereafter provided by law or at equity.

       9.12 CAPTIONS AND HEADINGS. The captions and headings used in this Agreement are inserted for convenience only, do not form a part of this Agreement, and shall not be used in any way to construe or interpret this Agreement.

                                       8
CONFIDENTIAL

       9.13 CONSTRUCTION. This Agreement has been negotiated by the parties and shall be interpreted fairly in accordance with its terms and without any construction in favor of or against any Party.

       9.14 COUNTERPARTS. This Agreement may be executed (including, without limitation, by facsimile signature) in one or more counterparts, with the same effect as if the parties had signed the same document. Each counterpart so executed shall be deemed to be an original, and all such counterparts shall be construed together and shall constitute one Agreement.

       9.15 ENTIRE AGREEMENT; AMENDMENT. This Agreement, including the Exhibit(s) attached hereto which are incorporated herein by reference, constitutes the entire understanding and only agreement between the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous negotiations, representations, agreements and understandings, written or oral, that the parties may have reached with respect to the subject matter hereof (including, without limitation, that certain Deal Memorandum between the parties dated January 6, 2004 by the signatories). No agreements altering or supplementing the terms hereof may be made except by means of a written document signed by the duly authorized representatives of each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the Effective Date.



--------------------------------------- ---------------------------------------
("Licensor")                            ("Licensee")


By:                                      By:    Moshe Mizrahy
       --------------------------------         -------------------------------
Name:                                    Name:  /s/ Moshe Mizrahy
       --------------------------------         -------------------------------

Title:                                   Title: CEO
       --------------------------------         -------------------------------


                                       9
CONFIDENTIAL

                                   EXHIBIT A

Part 1*

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1733-US         Method And Treatment For Treating Psoriasis     08/535,705       5,836,999
                                      Using Pulsed Electromagnetic Radiation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1744-AU         Method And Apparatus For Depilation Using       48174/96         717203
                                      Pulsed Electromagnetic  Radiation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1744-CA         Method And Apparatus For Depilation Using       2,171,260
                                      Pulsed Electromagnetic  Radiation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Germany             P-1744-DEU        Depilation Using Radiation                      29623504.0       296 23 504.0
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Denmark             P-1744-DKU        Method and Apparatus for Depiliation Using      DK9800173U       DK9800173U
                                      Pulsed Electromagnetic Radiation                (BA1998 00173)   (BA1998 00173)
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
European Patent     P-1744-EP         Method And Apparatus For Depilation Using       96301922.9
Office                                Pulsed Electromagnetic  Radiation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1744-JP         Method And Apparatus For Depilation Using       77310/96
                                      Pulsed Electromagnetic  Radiation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1744-US         Method And Apparatus For Depilation Using       08/412,519       5,683,380
                                      Pulsed Electromagnetic  Radiation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1744-US1        Method And Apparatus For Electromagnetic        08/912,764       6,280,438
                                      Treatment Of The Skin, Including Hair
                                      Depilation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1744-US2        Method And Apparatus For Electromagnetic        09/505,998       6,514,243
                                      Treatment Of The Skin, Including Hair
                                      Depilation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1744-US3        Method And Apparatus For Electromagnetic        10/246,722
                                      Treatment Of The Skin, Including Hair
                                      Depilation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1747-AU         Method And Apparatus For Depilation Using       12295/97         729559
                                      Pulsed Electromagnetic Radiation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1747-CA         Method And Apparatus For Depilation Using       2,195,294
                                      Pulsed Electronic Radiation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1747-JP         Method And Apparatus For Depilation Using       25618/97
                                      Pulsed Electromagnetic Radiation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1747-US         Method And Apparatus For Depilation Using       08/605,321       5,885,273
                                      Pulsed Electromagnetic  Radiation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1749-US         Method And Apparatus For Diagnosis Of Skin      08/594,891       5833612
                                      Lesions
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1753-US         Method And Apparatus For Treatment Of Cancer    08/536,985       5,776,175
                                      Using Pulsed Electromagnetic Radiation
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1755-CA         Method And Apparatus For Skin Rejuvenation      2,185,196
                                      And Wrinkle Smoothing
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
European Patent     P-1755-EP         Method And Apparatus For Skin Rejuvenation      96306588.3
Office                                And Wrinkle Smoothing
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1755-JP         Method And Apparatus For Skin Rejuvenation      243696/96
                                      And Wrinkle Smoothing
------------------- ----------------- ----------------------------------------------- ---------------- -----------------

--------
* Lumenis makes no  representation  that the patents or  applications  listed in
Part 1 of this Exhibit A will be maintained.

                                       10
CONFIDENTIAL

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1755-US1        Method And Apparatus For Skin Rejuvination      08/529,044       5,964,749
                                      And Wrinkle Smoothing
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1755-US2        Method And Apparatus For Skin Rejuvination      09/307,874       6,387,089
                                      And Wrinkle Smoothing
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1756-US         Method And Apparatus For Therapeutic            08/508,129       5,720,772
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1758-AU         Method And Apparatus For Therapeutic            43326/96         691713
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1758-CA         Method And Apparatus For Therapeutic            2,093,055        2,093,055
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1758-CA1        Method And Apparatus For Therapeutic            2,168,624        2,168,624
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Germany             P-1758-DE         Apparatus And Method For Therapeutic            93302662.7       69329885.5
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Denmark             P-1758-DK         Apparatus And Method For Therapeutic            93302662.7       0565331
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
European Patent     P-1758-EP         Apparatus And Method For Therapeutic            93302662.7       0 565 331
Office                                Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
European Patent     P-1758-EP1        Method Apparatus For Therapeutic                96300756.2
Office                                Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
European Patent     P-1758-EP2        Apparatus And Method For Therapeutic            00124370.8
Office                                Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
European Patent     P-1758-EP3        Apparatus And Method For Therapeutic            00124371.6
Office                                Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Finland             P-1758-FI1        Method And Apparatus For Therapeutic            960,493
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
France              P-1758-FR         Apparatus And Method For Therapeutic            93302662.7       0565331
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United Kingdom      P-1758-GB         Apparatus And Method For Therapeutic            93302662.7       0565331
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Italy               P-1758-IT         Apparatus And Method For Therapeutic            93302662.7       0565331
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1758-JP         Method And Apparatus For Therapeutic            18004/96
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1758-KR         Apparatus For Therapeutic Electromagnetic       2667/1996
                                      Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1758-US         Apparatus And Method For Therapeutic            07/964,210       5,405,368
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1758-US1        A System For Providing Pulsed Light To An       08/398,542       5,828,803
                                      Optical Fiber
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1758-US2        Method And Apparatus For Therapeutic            08/473,532       5,755,751
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1758-US3        Method And Apparatus For Therapeutic            08/992,319       6,174,325
                                      Electromagnetic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1758-US4        A System For Providing Pulsed Light To An       08/383,509       5,626,631
                                      Optical Fiber
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1758-US5        A System For Providing Pulsed Light To An       08/477,479       5,620,478
                                      Optical Fiber
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1767-US         Method And Apparatus For The Diagnostic And     08/385,190       5,643,334
                                      Composite Pulsed Heating And Photodynamic
                                      Therapy Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-2241-US         Optimal procedure for performing a hair         09/294,753       6,162,212
                                      removal
------------------- ----------------- ----------------------------------------------- ---------------- -----------------

                                       11
CONFIDENTIAL

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-2809-US         Method And Apparatus For An Efficient           08/394,238       5,707,401
                                      Photodynamic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
European Patent     P-4983-EP         Flash Lamp Pulse Width Control                  97304777.2
Office
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-4989-IL         Skin Treatment Device With Incoherent Pulsed    101547           101547
                                      Light Source
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States                         Measurement of Burn Depth in Skin                                5,074,306
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States                         Use of Green Porphyrins to Treat                                 6,610,679
                                      Neovasculature in the Eye
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        09/664,193
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        09/663,987
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        10/377,099
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        10/357,496
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        60/494,098
------------------- ----------------- ----------------------------------------------- ---------------- -----------------



                                       12
CONFIDENTIAL

Part 2*

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1004-AU         METHOD AND APPARATUS FOR HAIR TRANSPLANTATION   39099/95
                                      USING A SCANNING CONTINUOUS-WORKING CO2 LASER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1004-CA         METHOD AND APPARATUS FOR HAIR TRANSPLANTATION   2164157
                                      USING A SCANNING CONTINUOUS-WORKING CO2 LASER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-1004-EP         METHOD AND APPARATUS FOR HAIR TRANSPLANTATION   95308595.8
                                      USING A SCANNING CONTINUOUS WORKING CO2 LASER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1004-JP         METHOD AND APPARATUS FOR HAIR TRANSPLANTATION   HE1.7-335804
                                      USING A SCANNING CONTINUOUS-WORKING CO2 LASER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1004-KR         METHOD AND APPARATUS FOR HAIR TRANSPLANTION     95-45354
                                      USING A SCANNING CONTINUOUS-WORKING CO2 LASER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Great Britain       P-1008-GB         HAIR REMOVAL WITH A LASER SYSTEM AND            GB 9626150.8
                                      WAVEGUIDE FOR RADIAL TRANSMISSION OF LASER
                                      ENERGY
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-1008-IL         HAIR REMOVAL WITH A LASER SYSTEM AND            119854
                                      WAVEGUIDE FOR RADIAL TRANSMISSION OF LASER
                                      ENERGY
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1008-USP        HAIR REMOVAL WITH A LASER SYSTEM AND            60/008,802
                                      WAVEGUIDE FOR RADIAL TRANSMISSION OF LASER
                                      ENERGY
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-1009-IL         GAS LASER                                       95906            95,906
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-1020-IL         TRANSPARENT LASER HANDPIECE OPERATING TIP       121215
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1036-AU         HAIR REMOVAL BY SELECTIVE PHOTOTHERMOLYSIS      10710/97         704,892
                                      WITH AN ALEXANDRITE LASER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Brazil              P-1036-BR         HAIR REMOVAL BY SELECTIVE PHOTOTHERMOLYSIS      PI 9612145-9
                                      WITH AN ALEXANDRITE LASER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1036-CA         HAIR REMOVAL BY SELECTIVE PHOTOTHERMOLYSIS      2240842
                                      WITH AN ALEXANDRITE LASER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-1036-IL         NON-INVASIVE HAIR REMOVAL BY SELECTIVE          119051           119,051
                                      PHOTOTHERMOLYSIS WITH AN ALEXANDRITE LASER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------

----------
* Lumenis makes no representation, warranty or covenant that the patents or applications listed in Part 2 of this Exhibit A are in force, or, if such patents or applications are in force, that such patents or applications will be maintained.

                                       13
CONFIDENTIAL

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1036-JP         HAIR REMOVAL BY SELECTIVE PHOTOTHERMOLYSIS      9-513798
                                      WITH AN ALEXANDRITE LASER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
New Zealand         P-1036-NZ         HAIR REMOVAL BY SELECTIVE PHOTOTHERMOLYSIS      323705
                                      WITH AN ALEXANDRITE LASER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-1044-IL
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1053-AU         LASER FACIAL REJUVENATION                       42155/96
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1053-CA         LASER FACIAL REJUVENATION                       2168276
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-1053-EP         LASER FACIAL REJUVENATION                       96300692.9
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1053-JP         LASER FACIAL REJUVENATION                       HEI.8-40657
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1053-KR         LASER FACIAL REJUVENATION                       96-2586
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1057-US         A SCANNING LASER INSTRUMENT FOR MYRINGOTOMY     08/370,267
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1059-US         LASER HEAD AND MICROSCOPE ATTACHMENT ASSEMBLE   07/179,819       4,856,512
                                      WITH SWIVEL CAPABILITY
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1061-US         GAS LASER                                       07/450,580       5,020,070
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1079-US         A LASER SYSTEM                                  09/032,393
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1079-US1        A LASER SYSTEM                                  09/289,877
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-1112-IL         OPTICAL-FIBER TYPE POWER TRANSMISSION DEVICE    82163            82,163
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1112-US         OPTICAL-FIBER TYPE POWER TRANSMISSION DEVICE    136620           4,830,462
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1115-US         METHOD AND APPARATUS FOR COMBINING TWO LOWER    317678           4,982,166
                                      POWER LASER BEAMS TO PRODUCE A COMBINED
                                      HIGHER POWER BEAM
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1116-US         METHOD AND APPARATUS FOR ATTENUATION AND        317575           5,004,338
                                      MEASUREMENT OF LASER POWER AT THE END OF A
                                      LASER GUIDE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1117-US         COMBINED ELECTROSURGERY AND LASER BEAM          371744           5,011,483
                                      DELIVERY DEVICE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1125-US         ENDOSCOPIC ATTACHMENT TO A SURGICAL LASER       613338           4,597,380
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1127-US         LASER SYSTEM WITH LASER ACTUATION MEANS         264417           4,907,588
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-1128-IL         OPHTHALMOSCOPIC INSTRUMENT FOR MEASURING EYE    56509            56,509
                                      DEFECTS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-1146-IL         METHOD AND APPARATUS FOR PERFORMING             120811
                                      TRANSMYOCARDIAL REVASCULARIZATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1146-US         METHOD AND APPARATUS FOR PERFORMING             09/075,293
                                      TRANSMYOCARDIAL REVASCULARIZATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-1147-IL
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1299-AU         DEVICE FOR TREATING TISSUE VOLUMES              30522/99
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1299-CA         DEVICE FOR TREATING TISSUE VOLUMES              2325896
------------------- ----------------- ----------------------------------------------- ---------------- -----------------


                                       14
CONFIDENTIAL

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-1302-IL         A SYSTEM FOR LAPAROSCOPIC ULTRASOUND GUIDANCE   121357
                                      OF A SURGICAL CRYO-PROBE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-1645-EP         SYSTEM AND METHOD FOR MANIPULATING MOVEMENT     99926731.1
                                      OF AN ENERGY EMITTING DEVICE WITHIN A BODY
                                      CAVITY
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1733-CA         METHOD AND APPARATUS FOR TREATING PSORIASIS     2185197
                                      USING PULSED ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-1733-EP         METHOD AND APPARATUS FOR TREATING PSORIASIS     96306917.4
                                      USING PULSED ELECTOMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1733-JP         METHOD AND TREATMENT FOR TREATING PSORIASIS     254790/96
                                      USING PULSED ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1733-KR         METHOD AND TREATMENT FOR TREATING PSORIASIS     43484/1996
                                      USING PULSED ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1743-AU         METHOD AND APPARATUS FOR CONTROLLING THE        76419/96
                                      THERMAL PROFILE OF SKIN
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1743-CA         METHOD AND APPARATUS FOR CONTROLLING THE        2193193
                                      THERMAL PROFILE OF SKIN
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-1743-EP         METHOD AND APPARATUS FOR CONTROLLING THE        96309353.9
                                      THERMAL PROFILE OF SKIN
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1743-JP         METHOD AND APPARATUS FOR CONTROLLING THE        347438/96
                                      THERMAL PROFILE OF SKIN
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1743-KR         METHOD AND APPARATUS FOR CONTROLLING THE        72413/1996
                                      THERMAL PROFILE OF SKIN
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1743-US         METHOD AND APPARATUS FOR CONTROLLING THE        08/578,754       5,849,029
                                      THERMAL PROFILE OF SKIN
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Austria             P-1744-AT         GERAT ZUR ELEKTROMAGNETISCHEN THERAPIE          AT1993000302662  AT198836T
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Finland             P-1744-Fl         METHOD AND APPARATUS FOR DEPILATION USING       961413
                                      PULSED ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1744-KR         METHOD AND APPARATUS FOR DEPILATION USING       8841/1996
                                      PULSED ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-1747-EP         METHOD AND APPARATUS FOR DEPILATION USING       97300804.8
                                      PULSED ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1747-KR         METHOD AND APPARATUS FOR DEPILATION USING       3831/1997
                                      PULSED ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1749-AU         METHOD AND APPARATUS FOR DIAGNOSIS OF SKIN      12296/97         707,237
                                      LESIONS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1749-CA         METHOD AND APPARATUS FOR DIAGNOSIS OF SKIN      2195292
                                      LESIONS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------

                                       15
CONFIDENTIAL

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-1749-EP         METHOD AND APPARATUS FOR DIAGNOSIS OF SKIN      97300806.3
                                      LESIONS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1749-JP         METHOD AND APPARATUS FOR DIAGNOSIS OF SKIN      25586/97
                                      LESIONS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1749-KR         METHOD AND APPARATUS FOR DIAGNOSIS OF SKIN      3830/1997
                                      LESIONS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1753-AU         METHOD AND APPARATUS FOR TREATMENT OF CANCER    64464/96         726,249
                                      USING PULSED ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Brazil              P-1753-BR         METHOD AND APPARATUS FOR TREATMENT OF CANCER    PI 9603841-1
                                      USING PULSED ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1753-CA         METHOD AND APPARATUS FOR TREATMENT OF CANCER    2187417
                                      USING PULSED ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-1753-EP         METHOD AND APPARATUS FOR TREATMENT OF CANCER    96306916.6
                                      USING PULSED ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1753-JP         METHOD AND APPARATUS FOR TREATMENT OF CANCER    256706/96
                                      USING PULSED ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1753-KR         METHOD AND APPARATUS FOR TREATMENT OF CANCER    43483/1996
                                      USING PULSED ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1755-AU         Method and apparatus for skin rejuvenation      64310/96         726267
                                      and wrinkle smoothing
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1755-KR         METHOD AND APPARATUS FOR SKIN REJUVINATION      39986/1996
                                      AND WRINKLE SMOOTHING
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1755-US         METHOD AND APPARATUS FOR SKIN REJUVINATION      08/529,044
                                      AND WRINKLE SMOOTHING
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1756-AU         METHOD AND APPARATUS FOR THERAPEUTIC            60620/96         700,079
                                      ELECTROMAGNETIC TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1756-CA         METHOD AND APPARATUS FOR THERAPEUTIC            2180616
                                      ELECTROMAGNETIC TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-1756-EP         METHOD AND APPARATUS FOR THERAPEUTIC            96305423.4
                                      ELECTROMAGNETIC TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1756-JP         METHOD AND APPARATUS FOR THERAPEUTIC            197889/96
                                      ELECTROMAGNETIC TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1756-KR         METHOD AND APPARATUS FOR THERAPEUTIC            31694/1996
                                      ELECTROMAGNETIC TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------


                                       16
CONFIDENTIAL

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Finland             P-1758-FI         METHOD AND APPARATUS FOR THERAPEUTIC            931608
                                      ELECTROMAGNETIC TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1767-AU         METHOD AND APPARTUS FOR THE DIAGNOSTIC AND      44402/96
                                      COMPOSITE PULSED HEATING AND PHOTODYNAMIC
                                      THERAPY TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1767-CA         METHOD AND APPARTUS FOR THE DIAGNOSTIC AND      2168636
                                      COMPOSITE PULSED HEATING AND PHOTODYNAMIC
                                      THERAPY TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe I            P-1767-EP         METHOD AND APPARTUS FOR THE DIAGNOSTIC AND      96300783.6
                                      COMPOSITE PULSED HEATING AND PHOTODYNAMIC
                                      THERAPY TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Finland             P-1767-Fl         METHOD AND APPARTUS FOR THE DIAGNOSTIC AND      960539
                                      COMPOSITE PULSED HEATING AND PHOTODYNAMIC
                                      THERAPY TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1767-JP         METHOD AND APPARTUS FOR THE DIAGNOSTIC AND      21436/96
                                      COMPOSITE PULSED HEATING AND PHOTODYNAMIC
                                      THERAPY TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1767-KR         METHOD AND APPARTUS FOR THE DIAGNOSTIC AND      2790/1996
                                      COMPOSITE PULSED HEATING AND PHOTODYNAMIC
                                      THERAPY TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1768-AU         MONITORING APPARATUS                            33252/97         717,103
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1768-CA         MONITORING APPARATUS                            2212396
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-1768-EP         MONITORING APPARATUS                            97114468.8
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1768-KR         MONITORING APPARATUS                            43560/1997
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1887-CA         APPARATUS AND METHOD FOR VENOUS LIGATION        2181453
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-1887-EP         APPARATUS AND METHOD FOR VENOUS LIGATION        95908069.8
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1887-US3        APPARATUS AND METHOD FOR VENOUS LIGATION        08/183,994       5,437,664
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1887-US4        IN SITU SAPHENOUS VEIN BYPASS APPARATUS WITH    08/646,776
                                      CAUTERIZING ELECTRODE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1892-US         APPARATUS FOR IN-SITU CUTTING OF VALVES         07/366,427       5,026,383
                                      WITHIN VEINS AND METHOD THEREFOR
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-1931-AU         HIGH POWER INFRARED LASER SYSTEM                25604/97
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-1931-CA         HIGH POWER INFRARED LASER SYSTEM                2208280
------------------- ----------------- ----------------------------------------------- ---------------- -----------------

                                       17
CONFIDENTIAL

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-1931-EP         HIGH POWER INFRARED LASER SYSTEM                97110064.9
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-1931-IL         HIGH POWER INFRARED LASER SYSTEM                121099
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-1931-JP         HIGH POWER INFRARED LASER SYSTEM                H9-162153
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-1931-KR         HIGH POWER INFRARED LASER SYSTEM                97-25650
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-1931-US         HIGH POWER INFRARED LASER SYSTEM                08/665,930       5,907,574
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-2037-EP         APPARATUS FOR THERAPEUTIC ELECTROMAGNETIC       98964564.3       1,042,033
                                      TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-2037-IL         APPARATUS FOR THERAPEUTIC ELECTROMAGNETIC       136953
                                      TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-2037-US         METHOD AND APPARATUS FOR HAIR REMOVAL USING     08/795,677
                                      LONG PULSE OF ND: YAG LASER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-2037-US2        APPARATUS FOR THERAPEUTIC ELECTROMAGNETIC       08/997,398
                                      TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-2037-US3        METHOD METHOD OF OF INTRAVASCULAR               -386517
                                      ELECTROMAGNETIC RADIATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-2037-US4        APPARATUS FOR THERAPEUTIC ELECTROMAGNETIC       09/388,928
                                      TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-2175-CA         HOLLOW LIGHTPIPE AND METHOD FOR ITS             2,004,087-4      2,004,087
                                      MANUFACTURE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Germany             P-2175-DE         HOLLOW LIGHTPIPE AND METHOD FOR ITS             37477
                                      MANUFACTURE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-2175-EP         HOLLOW LIGHTPIPE AND METHOD FOR ITS             90/900557.1      451,169
                                      MANUFACTURE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
France              P-2175-FR         HOLLOW LIGHTPIPE AND METHOD FOR ITS             90/900557.1      451,169
                                      MANUFACTURE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Great Britain       P-2175-GB         HOLLOW LIGHTPIPE AND METHOD FOR ITS             90/900557.1      451,169
                                      MANUFACTURE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Italy               P-2175-IT         HOLLOW LIGHTPIPE AND METHOD FOR ITS             90/900557.1      451,169
                                      MANUFACTURE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-2175-JP         HOLLOW LIGHTPIPE AND METHOD FOR ITS             02-500773        02-500773
                                      MANUFACTURE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Austria             P-2266-AT         LASER SCANNING METHOD AND APPARATUS             9091/96          9091/96
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-2266-CA         LASER SCANNING METHOD AND APPARATUS             2234669          2,234,669
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Germany             P-2266-DE         LASER SCANNING METHOD AND APPARATUS             19681641.6       19,681,642
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-2266-EP         LASER SCANNING METHOD AND APPARATUS             96940283.3
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Great Britain       P-2266-GB         LASER SCANNING METHOD AND APPARATUS             9808691.1        9808691.1
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-2266-JP         LASER SCANNING METHOD AND APPARATUS             9-517591
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-2296-CA         METHOD AND APPARATUS FOR HAIR REMOVAL           2222222
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-2296-EP         METHOD AND APPARATUS FOR HAIR REMOVAL           97905880.7
------------------- ----------------- ----------------------------------------------- ---------------- -----------------


                                       18
CONFIDENTIAL

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-2296-JP         METHOD AND APPARATUS FOR HAIR REMOVAL           9-534384
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-2296-US1        METHOD AND APPARATUS FOR HAIR REMOVAL           08/858,420
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-2297-CA         METHOD AND APPARATUS FOR DERMATOLOGY TREATMENT  2224333          2,224,333
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-2297-JP         METHOD AND APPARATUS FOR DERMATOLOGY TREATMENT  9-505924
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-2638-US         HOLLOW LIGHTPIPE USING A LOW REFRACTIVE INDEX   139285           4,805,987
                                      INNER LAYER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-2638-US1        HOLLOW LIGHTPIPE AND LIGHTPIPE TIP USING A      07/310,774       5,005,944
                                      LOW REFRACTIVE INDEX INNER LAYER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-2638-US2        LIGHTPIPE TIP FOR CONTACT LASER SURGERY         07/513,666       5,071,222
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-2802-EP         DEVICE AND METHOD FOR LASER MARKING             97929482.4
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-2802-JP         DEVICE AND METHOD FOR LASER MARKING             H10-505429
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-2806-AU         METHOD FOR LASER SURGERY                        19952/97
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-2806-CA         METHOD FOR LASER SURGERY                        12201836
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-2806-IL         METHOD FOR LASER SURGERY                        120528
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-2806-JP         METHOD FOR LASER SURGERY                        H9-113731
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-2806-KR         METHOD FOR LASER SURGERY                        97-18440
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-2809-AU         METHOD AND APPARATUS FOR AN EFFICIENT           30650/95         696,682
                                      PHOTODYNAMIC TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-2809-CA         METHOD AND APPARATUS FOR AN EFFICIENT           2144209          2,144,209
                                      PHOTODYNAMIC TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Germany             P-2809-DE         METHOD AND APPARATUS FOR AN EFFICIENT           19507980.9-33    19507980.9-09
                                      PHOTODYNAMIC TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-2809-EP         SYSTEM AND METHOD FOR ENDOSCOPICALLY APPLYING   98950947.6
                                      AND MONITORING PHOTODYNAMIC THERAPY AND
                                      PHOTODYNAMIC DIAGNOSIS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Great Britain       P-2809-GB         METHOD AND APPARATUS FOR AN EFFICIENT           GB9504032.5      GB2287652
                                      PHOTODYNAMIC TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-2809-IL         METHOD AND APPARATUS FOR AN EFFICIENT           108918           108,918
                                      PHOTODYNAMIC TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-2809-IL1        SYSTEM AND METHOD FOR ENDOSCOPICALLY APPLYING   135831
                                      AND MONITORING PHOTODYNAMIC THERAPY AND
                                      PHOTODYNAMIC DIAGNOSIS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
South Africa        P-2809-SA         Method and Apparatus for An Efficient                            9501948
                                      Photodynamic Treatment
------------------- ----------------- ----------------------------------------------- ---------------- -----------------


                                       19
CONFIDENTIAL

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-2809-US1        SYSTEM AND METHOD FOR ENDOSCOPICALLY APPLYING   08/961,014
                                      AND MONITORING PHOTODYNAMIC THERAPY AND
                                      PHOTODYNAMIC DIAGNOSIS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-2809-US2        SYSTEM AND METHOD FOR ENDOSCOPICALLY APPLYING   09/664,920
                                      AND MONITORING PHOTODYNAMIC THERAPY AND
                                      PHOTODYNAMIC DIAGNOSIS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Germany             P-2810-DE         APPARATUS FOR THE PHOTODYNAMIC THERAPY          4244429.2
                                      TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-2810-IL         APPARATUS FOR THE PHOTODYNAMIC THERAPY          100545           100,545
                                      TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-2947-US         DEPILATORY METHOD AND DEVICE                    08/980,625
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-3362-US         AN APPARATUS SYSTEM AND METHOD FOR              09/956,245
                                      IDENTIFYING A TREATMENT TOOL WITHIN A
                                      PATIENT'S BODY
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-3794-US         METHOD FOR DELIVERING ENERGY WITHIN             08/792,355       5,906,609
                                      CONTINUOUS OUTLINE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
PCT                 P-3978-PC         A LASER PROBE                                   PCT/IL02/00373
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Germany             P-4215-DE         CONTACT LASER DELIVERY SYSTEM                   69122279.7       69,122,280
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-4215-EP         CONTACT LASER DELIVERY SYSTEM                   91300960.1       441,606
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
France              P-4215-FR         CONTACT LASER DELIVERY SYSTEM                   91300960.1       441,606
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Great Britain       P-4215-GB         CONTACT LASER DELIVERY SYSTEM                   91300960.1       441,606
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Germany             P-4221-DE         METHOD AND APPARATUS FOR SUPPLYING PULSED       92309279.5       537,032
                                      POWER TO AN OPHTHALMIC LASER SYSTEM
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-4221-EP         METHOD AND APPARATUS FOR SUPPLYING PULSED       92309279.5       537,032
                                      POWER TO AN OPHTHALMIC LASER SYSTEM
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
France              P-4221-FR         METHOD AND APPARATUS FOR OPHTHALMIC O AN        192309279.5      1,537,032
                                      LASER SYSTEM
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Great Britain       P-4221-GB         METHOD AND APPARATUS FOR SUPPLYING PULSED       92309279.5       537,032
                                      POWER TO AN OPHTHALMIC LASER SYSTEM
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-4221-JP         METHOD AND APPARATUS FOR SUPPLYING PULSED       4-315500
                                      POWER TO AN OPHTHALMIC LASER SYSTEM
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4223-US         DUAL WAVELENGTH TREATMENT OF VASCULAR LESIONS   09/538,787
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4231-US         POWER MONITORING ARRANGEMENT FOR BROKEN FIBER   09/602,442
                                      DETECTOR
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4275-US         SOLID-STATE LASER WITH PRISMATIC GAIN-REGION    09/492,025       6,373,866
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4280-US         LASER TREATMENT FOR REDUCING WRINKLES           09/738,523
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4281-US1        FIBER MANAGEMENT PACKAGE                        10/115,584
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
PCT                 P-4283-PC         FREQUENCY DOUBLED ND:YAG LASER WITH YELLOW      PCTIUS01/27727
                                      LIGHT OUTPUT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------


                                       20
CONFIDENTIAL

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4283-US         FREQUENCY DOUBLED ND:YAG LASER WITH YELLOW      09/655,535
                                      LIGHT OUTPUT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4286-US         SCANNING LASER HANDPIECE WITH SHAPED OUTPUT     09/814,445
                                      BEAM
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Great Britain       P-4294-GB         APPARATUS FOR DELIVERING A DEFOCUSED LASER      92308978.3       536,951
                                      BEAM HAVING A SHARP-EDGED CROSS-SECTION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
France              P-4299-FR         ISOTOPIC CO2 LASER AND METHOD OF USE FOR        90313893.1       437,955
                                      MEDICAL TREATMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-4300-EP         MEDICAL LASER DELIVERY SYSTEM WITH INTERNALLY   92307057.7       529,823
                                      REFLECTING
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-4305-JP         METHOD AND DEVICE FOR PRECONDITIONING A LASER   4-56978
                                      HAVING A SOLID STATE GAIN MEDIUM
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-4306-JP         SOLID STATE LASER WITH INTERLEAVED OUTPUT       37408
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-4307-CA         HOLLOW WAVEGUIDE                                504248           1,268,362
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4307-US         HOLLOW WAVEGUIDE                                06/713,149       4,652,083
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4307-US1        HOLLOW WAVEGUIDE HAVING PLURAL LAYER            06/713,150       4,688,893
                                      DIELECTRIC
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-4320-IL         ELECTRONICALLY PULSED LASER SYSTEM              96089            96,089
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-4320-JP         ELECTRONICALLY PULSED LASER SYSTEM              2-290603
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4322-US         HIGH REPETITION RATE ERBIUM: YAG LASER FOR      09/592,324       6,395,000
                                      TISSUE ABLATION
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4364-US2        LIQUID CIRCULATION SYSTEM FOR COOLING A LASER   08/873,823       5,781,574
                                      HEAD
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4385-US         METHOD AND APPARATUS FOR TREATING VASCULAR      08/355,512
                                      LESIONS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4396-US         ANTI-ASTIGMATIC OPHTHALMIC CONTACT LENS FOR     08/183,530       5,548,352
                                      USE IN PERFORMING LASER SURGERY
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-4397-US1        SURGICAL LASER HANDPIECE FOR SLIT INCISIONS     08/338,412       5,454,808
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-914-IL          SIDE-EMITTING OPTICAL FIBERS FOR LASERS         112087           112,087
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-916-IL          METHOD AND APPARATUS FOR APPLYING LASER BEAMS   108059           108,059
                                      TO A WORKING SURFACE, PARTICULARLY FOR
                                      ABLATING TISSUE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-916-IL1         METHOD AND APPARATUS FOR APPLYING LASER BEAMS   116556           116,556
                                      TO A WORKING SURFACE, PARTICULARLY FOR
                                      ABLATING TISSUE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-916-US1         METHOD AND APPARATUS FOR APPLYING LASER BEAMS   08/700,351
                                      TO A WORKING SURFACE, PARTICULARLY FOR
                                      ABLATING TISSUE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-916-US3         METHOD AND APPARATUS FOR APPLYING LASER BEAMS   08/738,304
                                      TO A WORKING SURFACE, PARTICULARLY FOR
                                      ABLATING TISSUE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Germany             P-918-DE          ASSEMBLY FOR LASER APPARATUS                    19650574.7
------------------- ----------------- ----------------------------------------------- ---------------- -----------------


                                       21
CONFIDENTIAL

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-918-IL          HANDPIECE ASSEMBLY FOR LASER APPARATUS          116266
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-918-US          HANDPIECE ASSEMBLY FOR LASER APPARATUS          08/759,563       5,951,544
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-919-IL          SIDE-EMITTING OPTICAL FIBERS FOR LASERS WITH    113674           113,674
                                      ORIENTATION MARKINGS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-920-IL          LASER BEAM DELIVERY METHOD AND SYSTEM           112108           112,108
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-922-IL          PACKAGED OPTICAL FIBER                          112089           112,089
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-922-US1         PACKAGED OPTICAL FIBER                          08/839,197
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Great Britain       P-924-GB          DEVICE FOR TREATING THE INTERIOR OF BODY        95305456.6       717,965
                                      CAVITIES WITH LASER ENERGY
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Italy               P-924-IT          ION FOR INTERIOR BOGY ST WITH LASER ENERGY      195305456.6      10,717,965
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-925-IL          ADAPTOR ASSEMBLY FOR A FIBER CONNECTOR          103327           103,327
                                      PARTICULARLY USEFUL IN LASER APPARATUS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-927-IL          LASER BEAM DELIVERY SYSTEM                      102083           102,083
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-927-US          LASER BEAM DELIVERY SYSTEM                      08/070,816       5,364,391
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-928-US1         SYSTEM FOR CAUSING ABLATION OF IRRADIATED       08/175,980       5,411,502
                                      MATERIAL OF LIVING TISSUE WHILE NOT CAUSING
                                      DAMAGE BELOW A PREDETERMINED
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-928-US4         SYSTEM FOR CAUSING ABLATION OF IRRADIATED       09/040 ,729
                                      MATERIAL OF LIVING TISSUE WHILE NOT CAUSING
                                      DAMAGE BELOW A PREDETERMINED
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-929-IL          COUPLER DEVICE FOR LASER APPARATUS              100441           100,441
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-929-US          COUPLER DEVICE FOR LASER APPARATUS              07/985,048
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-931-IL          CONTROL APPARATUS PARTICULARLY USEFUL FOR       67599            67,599
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-934-IL          HANDPIECE FOR LASER APPARATUS                   105957
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-935-EP          LASER MICROSCOPE ADAPTOR APPARATUS WITH AUTO    95304619
                                      - FOCUS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-935-IL          LASER MICROSCOPE ADAPTOR APPARATUS WITH         108335
                                      AUTO-FOCUS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-935-US1         LASER MICROSCOPE ADAPTOR APPARATUS WITH         08/421,436       6,071,275
                                      AUTO-FOCUS
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-936-EP          METHOD AND APPARATUS FOR GENERATING BRIGHT      94307879
                                      LIGHT SOURCES
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-936-IL          METHOD AND APPARATUS FOR GENERATING BRIGHT      107299
                                      LIGHT SOURCES
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-960-IL          APPARATUS AND METHOD FOR TREATMENT EMPLOYING    1118229
                                      A LASER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-964-US          TONGUE BLADE EVACUATION SYSTEM                  223986           5,460,626
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-965-IL          FIBER SHAPER                                    121259
------------------- ----------------- ----------------------------------------------- ---------------- -----------------


                                       22
CONFIDENTIAL

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-966-US          SYNCRONIZATION OF LASER OPERATION AND SCANNER   08/834,024
                                      MOVEMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-966-USP         SYNCRONIZATION OF LASER OPERATION AND SCANNER   60/015,333
                                      MOVEMENT
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Australia           P-991-AU          APPARATUS AND METHOD FOR LASER VAPORIZATION     68883/96
                                      OF HARD TISSUE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Brazil              P-991-BR          APPARATUS AND METHOD FOR LASER VAPORIZATION     PI 9610936-0     PCT/IL96/0009
                                      OF HARD TISSUE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Canada              P-991-CA          APPARATUS AND METHOD FOR LASER VAPORIZATION     2231421
                                      OF HARD TISSUE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-991-EP          APPARATUS AND METHOD FOR LASER VAPORIZATION     96 929 502.1
                                      OF HARD TISSUE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               P-991-JP          APPARATUS AND METHOD FOR LASER VAPORIZATION     9-512541
                                      OF HARD TISSUE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       P-991-KR          APPARATUS AND METHOD FOR LASER VAPORIZATION     705545/1998
                                      OF HARD TISSUE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-991-US          APPARATUS AND METHOD FOR LASER DRILLING OF      08/711,184
                                      HARD TISSUE
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       P-991-USP         VAPORIZATION AND LASER DRILLING OF HARD         60/003,361
                                      TISSUE-TEETH AND BONES- WITH A CO2 LASER
                                      FLASHSCANNER
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Germany             P-993-DE          APPARATUS AND METHOD AS PREPARATION FOR         196 80 710.7
                                      PERFORMING A MYRINGOTOMY IN A CHILD'S EAR
                                      WITHOUT NEED FOR ANAESTHESIA
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Great Britain       P-993-GB          APPARATUS AND METHOD AS PREPARATION FOR         9705008.2
                                      PERFORMING A MYRINGOTOMY IN A CHILD'S EAR
                                      WITHOUT NEED FOR ANAESTHESIA
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-993-IL          APPARATUS AND METHOD AS PREPARATION FOR         120357
                                      PERFORMING A MYRINGOTOMY IN A CHILD'S EAR
                                      WITHOUT NEED FOR ANAESTHESIA
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              P-995-EP          FOLDABLE FOOT SWITCH                            96305800.3
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              P-995-IL          FOLDABLE FOOT SWITCH                            119013
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        60/007,417
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        08/684,839
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        08/684,839
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              Redacted          Redacted                                        119508
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Europe              Redacted          Redacted
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              Redacted          Redacted
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Japan               Redacted          Redacted
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Korea (South)       Redacted          Redacted
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        08/547,984
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        60/003,360
------------------- ----------------- ----------------------------------------------- ---------------- -----------------


                                       23
CONFIDENTIAL

------------------- ----------------- ----------------------------------------------- ---------------- -----------------
COUNTRY             EPLC ID           FULL-TITLE                                      APP. NO.         REG. NO.
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        08/461,260
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        08/883,873
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        08/367,473
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        08/767,972
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              Redacted          Redacted                                        120347
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        08/383,724
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        -364251
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        09/134,213
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        09/263,761
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        09/262,669
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        09/106,584
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        08/214,027
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        60/227,363
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        08/121,265
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        08/443,034
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        09/526,149
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        60/276,713
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        09/478,728
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        09/765,183
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        09/815,467
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        09/439,919
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              Redacted          Redacted                                        112512
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              Redacted          Redacted                                        103664
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              Redacted          Redacted                                        100664
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              Redacted          Redacted
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              Redacted          Redacted                                        108060
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        08/358,420
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              Redacted          Redacted                                        120631
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
Israel              Redacted          Redacted                                        119210
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        08/711,425
------------------- ----------------- ----------------------------------------------- ---------------- -----------------
United States       Redacted          Redacted                                        60/003,362
------------------- ----------------- ----------------------------------------------- ---------------- -----------------

                                       24
CONFIDENTIAL

                                    EXHIBIT B


                     LOS ANGELES ACTION STIPULATED DISMISSAL

1     SONNENSCHEIN NATH & ROSENTHAL
      ROBERT F. SCOULAR (State Bar No. 85293)
2     LAURA A. WYTSMA (State Bar No. 189527)
      FELIX T. WOO (State Bar No. 208107)
3     601 South Figueroa Street, Suite 1500
      Los Angeles, California  90017
4     Telephone:  (213) 623-9300
      Facsimile:  (213) 623-9924
5
      SONNENSCHEIN NATH & ROSENTHAL
6     JORDAN A. SIGALE (Admitted PRO HAC VICE)
      8000 Sears Tower
7     Chicago, Illinois  60606

8     Attorneys for Plaintiffs
      LUMENIS LTD. and LUMENIS INC.
9

10    CHARLES S. BARQUIST (State Bar No. 133785)
      ANTHONY L. PRESS (State Bar No. 125027)
11    BENJAMIN J. FOX (State Bar No. 193374)
      MORRISON & FOERSTER LLP
12    555 West Fifth Street, Suite 3500
      Los Angeles, California  90013-1024
13    Telephone:  (213) 892-5200
      Facsimile:  (213) 892-5454
14
      Attorneys for Defendants
15    SYNERON INC. and
      SYNERON MEDICAL LTD.
16

17                        UNITED STATES DISTRICT COURT

18                       CENTRAL DISTRICT OF CALIFORNIA

19

20    LUMENIS LTD., an Israeli corporation; and     Case No. 02-8269 ABC (PLAx)
      LUMENIS INC., a Massachusetts
21    corporation,

22                                   Plaintiffs,    STIPULATION RE: DISMISSAL
                                                    OF ACTION WITH PREJUDICE
23                         v.

24    SYNERON MEDICAL LTD., an Israeli
      corporation; SYNERON INC., a Delaware
25    corporation; SYNERON CANADA CORP.,
      a Canadian corporation; and Does 1
26    through 10,

27                                   Defendants.

28
la-702051

                                       25
CONFIDENTIAL

1           The parties, having reached a settlement of all claims that have been asserted

2     or could be asserted in this litigation,

3           HEREBY STIPULATE AND AGREE through their designated counsel and

4     pursuant to Federal Rules of Civil Procedure Rule 41(a)(1), that all claims asserted

5     in this action by plaintiffs Lumenis Ltd. and Lumenis Inc. are dismissed with

6     prejudice.  Each party shall bear its own attorneys' fees and costs.

7

8     Dated:  _________, 2004               SONNENSCHEIN NATH & ROSENTHAL

9

10                                          By:
                                                --------------------------------

11                                              Attorneys for Plaintiffs
                                                LUMENIS LTD. and LUMENIS INC. 12

13

14    Dated:  _________, 2004               MORRISON & FOERSTER LLP

15

16                                          By:
                                                --------------------------------

17                                              Attorneys for Defendants
                                                SYNERON INC. and SYNERON
18                                              MEDICAL LTD.

19

20

21

22

23

24

25

26

27

28
                                        1


                                       26
CONFIDENTIAL

                                    EXHIBIT C

                     SANTA CLARA ACTION STIPULATED DISMISSAL


--------------------------------------------------------------------------------

ATTORNEY OR PARTY WITHOUT
ATTORNEY (Name and Address):            TELEPHONE NO.:        FOR COURT USE ONLY
Ivor E. Samson (SBN 52767)              (415) 882-5800
SONNENSCHEIN NATH & ROSENTHAL LLP
685 Mark Street
6th Floor
San Francisco, CA 94105
Facsimile: (415)543-5472
ATTORNEY FOR (Name): Plaintiff and Cross-Defendant

Insert name of court and name of judicial district and branch court, if any:
Santa Clara County Superior Court
Superior Court Old Courthouse

PLAINTIFF/PETITIONER: LUMENIS INC., a Massachussetts corporation
DEFENDANT/RESPONDENT: SYNERON, INC., a Delaware corporation, et al.

              REQUEST FOR DISMISSAL                           CASE NUMBER:
       Personal Injury, Property Damage, or Wrongful Death    CV811282
              Motor Vehicle                Other
       Family Law
       Eminent Domain
   X   Other (specify): Breach of Contract, etc.

--- A conformed copy will not be returned by the clerk unless a method of return is provided with the document. ---

--------------------------------------------------------------------------------

1.     TO THE CLERK: Please dismiss this action as follows:
              a.    (1)   X With prejudice             (2)     Without prejudice
              b.    (1)     Complaint                  (2)     Petition
                    (3)     Cross-complaint filed by (name):   on (date):
                    (4)     Cross-complaint filed by (name):   on (date):
                    (5)   X Entire  action of all parties and all causes
                            of action
                    (6)     Other (specify):*

Date: January    , 2004                  Sonnenschein Nath & Rosenthal LLP

Ivor E. Samson (SBN 52767)
---------------------------------------  ---------------------------------------
(TYPE OR PRINT NAME OF                                 (SIGNATURE)
   X   ATTORNEY                          Attorney or party without attorney for:
       PARTY WITHOUT ATTORNEY)           Lumenis Inc.

*If dismissal requested is of specified      X Plaintiff/Petitioner
parties only, of specified causues of          Defendant/Respondent
action only, of specified cross                Cross-complainant
complaints only, so state and identify
the parties, causes of action, or
cross-complaints to be dismissed.


                                       27
CONFIDENTIAL

--------------------------------------------------------------------------------

2.   TO THE CLERK: Consent to the above
     dismissal is hereby given.**

Date: January    , 2004                  Fulbright S Jaworski
L.L.P.

Peter H. Mason (SBN 71839)
---------------------------------------  ---------------------------------------
(TYPE OR PRINT NAME OF                                 (SIGNATURE)
   X  ATTORNEY                           Attorney or party without attorney for:
      PARTY WITHOUT ATTORNEY             Syneron, Inc., Brian D. Lodwig,
                                         J. Scott, Callihan, Mark Lazinski,
                                         Stephen Harsnett and David J. Maslowski

**If a cross-complaint - or Response            Plaintiff/Petitioner
(Family Law) seeking affirmative relief      X  Defendant/Respondent
- is on file, the attorney for cross-        X  Cross-complaints
complaint (respondent) must sign this
consent if required by Code of Civil
Procedure section 581(i) or (j).

--------------------------------------------------------------------------------

(To be completed by clerk)
3.   Dismissal entered as requested on (date):
4.   Dismissal  entered on (date):            as to only (name):
5.   Dismissal not entered as requested for the following reasons (specify):
6.   a.   Attorney or party without attorney notified on (date):
     b. Attorney or party without attorney not notified. Filing party failed to provide a copy to conform means to return conformed copy

Date:                               Clerk, by                           , Deputy
                                             ---------------------------

--------------------------------------------------------------------------------

                              REQUEST FOR DISMISSAL



Form Adopted by the Judicial Council of California 982(a)(5)
[Rev. January 1, 1997] Mandatory Form
Legal Solutions Plus
Code of Civil Procedure,ss.581 et seq. Cal. Rules of Court, rules 383, 1233


                                       28
CONFIDENTIAL

                                    EXHIBIT D


                       ISRAEL ACTION STIPULATED DISMISSAL


                                         Civil claim ____________

                                         INTEL AVIV - JAFO

                                         Scheduled For Pre-Trial  24.2.04 before

                                         HIS HONOUR JUDGE ADI AZAR

      CONCERNING:   Lumenis Ltd.
                    Represented by Advocates M. Zellermayer and/or A.D. Pelossof and/or E. Mey-Tal From Rubinstein House, 20 Lincoln St.
                    Tel-Aviv, 67134
                    Tel: 03-6255555  Fax: 03-6255500

                                                       PLAINTIFF

                                     - Vs. -

          1.   Shimon Eckhouse I.D. 041785635

          2.   Syneron Medical Ltd. Company Number 512986514

          3.   Michael Kreindel I.D. 311020762

          4.   Mark Aronovitch I.D. 321274557

          5.   Avner Lior I.D. 007776115
          Represented By Haim Tzadok & Co., Advocates
          Which their address for service of process is:

                     20 Lincoln St. Tel-Aviv, 67134
                     Tel: 03-6254000  Fax: 03-6254040

                                                       DEFENDANTS

Announcement concerning a Settlement Agreement:

     1. The parties hereby give notice to the honorable court that on __________ a settlement agreement was signed between the Plaintiff and Defendant 2, which makes redundant the continuation of process in this claim.

     2. Accordingly, the court is requested to dismiss the claim without writ for expenses.

     3. The Plaintiff undertakes not to file claim anywhere in world with respect to the claims set forth in this claim.

     4. Therefore, the parties request that the honorable court instruct to dismiss the Claim as agreed and instruct that the court fees paid be returned.

          -------------------------               --------------------------
          Eyal Rozovsky, Advocate                 Eli Mey-Tal, Advocate


                                       29
CONFIDENTIAL

                                    EXHIBIT E

                           CONSENT AND ACKNOWLEDGEMENT


          Lumenis Inc., a Massachusetts corporation with its principal place of business in Santa Clara, California, and Lumenis Ltd., an Israeli corporation with its principal place of business in Yokneam, Israel (together with their parents, subsidiaries, affiliates, predecessors, permitted successors and assigns, collectively "LUMENIS"), and [insert name], an individual residing in [insert city], California, together with his assigns and heirs (collectively, "SYNERON EMPLOYEE"), hereby agree as follows:

1. Each party has read and is familiar with the terms of Section 2 of the Settlement Agreement by and between Lumenis, on the one hand, and Syneron, Inc. and Syneron Medical Ltd., on the other ("SETTLEMENT AGREEMENT"). Capitalized terms used and not otherwise defined herein shall the respective meanings ascribed to such terms in the Settlement Agreement.

2. Each party acknowledges and agrees that Syneron Employee is an "employee" of "Syneron" as those terms are used in Section 2 of the Settlement Agreement, and acknowledges and agrees that Syneron Employee releases Lumenis and each of its Commercial Partners, and Lumenis and its Associated Parties each releases Syneron Employee, to the full extent provided in Section 2 of the Settlement Agreement. Syneron Employee acknowledges and agrees that it shall not receive any value or consideration from Lumenis in exchange for the releases provided herein, separate from the consideration provided by Lumenis under the Settlement Agreement.

3. Each party hereby irrevocably and forever waives all rights it may have arising under California Civil Code Section 1542 (or any analogous requirement of law) with respect to the releases. Each Party understands that Section 1542 provides that:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Each party acknowledges that it has been fully informed by its counsel concerning the effect and import of this Consent and Acknowledgement, including under California Civil Code Section 1542 and other requirements of law.

4. This Consent and Acknowledgement is entered into in order to compromise and settle disputed claims, without any concession, admission, or acquiescence on the part of any party as to the merit of any claim, defense, affirmative

                                       30
CONFIDENTIAL
defense, counterclaim, liabilities or damages. This Consent and Acknowledgement, the Settlement Agreement, and any part of either shall not be, or be used as, an admission of liability by anyone, at any time, for any purpose.

5. Attorneys' Fees and Costs. Each party shall be responsible for its own attorneys' fees and costs in connection with this Consent and Acknowledgement and the pending litigation between the parties.

IN WITNESS WHEREOF, this Consent and Acknowledgement has been signed by and on behalf of Lumenis and Syneron Employee, this _____ day of _______ 2004, and shall be effective immediately.

Lumenis Ltd.

By:
     ----------------------------
Name:
     ----------------------------
Its:
     ----------------------------

Lumenis Inc.

By:
     ----------------------------
Name:
     ----------------------------
Its:
     ----------------------------

[insert name]

---------------------------------

                                       31
CONFIDENTIAL

                                    EXHIBIT F

                               LUMENIS COMPETITORS


Palomar Medical Technologies, Inc.

Danish Dermatological Development A/S

Altus Medical, Inc./Cutera, Inc.

Alderm, N.A. LLC

Candela Corporation

Cynosure Inc.

Laserscope Inc.

BIOLASE Technology, Inc.

Biolitec AG

Radiancy Ltd.

Primary Technologies

WaveLight Laser Technologie AG